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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) September 10, 1997

                                ZALE CORPORATION
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             (Exact name of registrant as specified in its charter)


           DELAWARE                         0-21526             75-0675400
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 (State or other jurisdiction             (Commission          (IRS Employer
       of incorporation)                 File Number)        Identification No.)

901 W. Walnut Hill Lane Irving, Texas                           75038-1003
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code            (972) 580-4000
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

     On September 10, 1997, Zale Corporation (the "Company") announced that it will offer $100 million of Senior Notes due 2007 to qualified institutional buyers pursuant to Rule 144A and Regulation S under the Securities Act of 1933. The press release issued by the Company on September 10, 1997 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

         99.1   Press Release issued by the Company on September 10, 1997.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ZALE CORPORATION
                                            Registrant

                                            By:      /s/ MARK R. LENZ

                                              ----------------------------------
                                                         Mark R. Lenz
                                                Vice President and Controller
                                                (principal accounting officer
                                                      of the registrant)

Date: September 12, 1997

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                                 EXHIBIT INDEX

        EXHIBIT
        NUMBER                              DESCRIPTION
        -------                             -----------
         99.1    Press Release issued by the Company on September 10, 1997.